[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.12

RESEARCH AGREEMENT A19-3095

between

Cabaletta Bio, Inc.

and

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

This Research Agreement (“Agreement”) is entered into this 31st day of October, 2018 (“Effective Date”), by and between Cabaletta Bio, Inc., a corporation with its place of business at 501 Northwick Lane, Villanova, PA 19085 (“Sponsor”) and The Regents of the University of California, a public educational institution, on behalf of its Davis campus (“University”), hereinafter the “Parties.”

1.

Scope of Work / Budget. University researchers shall perform the research tasks (collectively, the “Research”) in accordance with University’s proposal entitled “[****]”, hereafter referred to as “the Project.” University’s proposal is attached and incorporated herein as Exhibit A.

2.

Principal Investigator. The performance of the Research and technical report preparation shall be under the direction of [****], Principal Investigator, and shall be in accordance with applicable University policies and applicable law. University will promptly advise Sponsor if for any reason the Principal Investigator ceases to be available to work on the Project. If University and Sponsor do not agree on a qualified replacement, Sponsor may terminate this Agreement upon written notice to University.

3.

Period of Performance. The Research under this Agreement shall be performed during the two (2) year period beginning with the date of October 1, 2018, unless otherwise changed in accordance with the “Termination” or “Modifications and Amendments” Articles of this Agreement.

4.

Reports. Sponsor shall treat all reports submitted by the University under this Agreement as confidential in accordance with Section 7, with the Parties reversed; provided that, for clarity, such obligations shall not apply to information contained in such reports to the extent published by University, and provided, further, that Sponsor may disclose such information to actual or potential investors, acquirers, partners, collaborators, or licensees without University’s prior written consent, provided such third parties are subject to written confidentiality obligations substantially similar to those contained herein.

A.

Interim Technical Reports shall be submitted by University to Sponsor. Except for the terminal [****] period, an Interim Technical Report shall be submitted within [****] following each [****] period hereunder. Each Interim Technical Report shall cover the Research performed during the preceding [****] period and shall identify scientific developments and describe any problems encountered in pursuit of the research objectives hereunder.

B.

A Final Technical Report covering the Research performed during the entire Term shall be submitted by University to Sponsor no later than [****] after the expiration or termination date of this Agreement or, if earlier, the completion of the Project. The Final Technical Report shall address in detail the technical aspects of the research activities in pursuit of the objectives as identified in Exhibit A, summarizing all Data (as defined below) from such activities.

5.	Consideration.

A.

For the performance of work hereunder, Sponsor shall pay University expenses, and the total costs hereunder shall not exceed [****] (the “Allowable Costs”), unless otherwise changed in accordance with “Modifications and Amendments” Article of this Agreement.

B.

Upon execution of the Agreement, and no later than [****] following the execution of the Agreement, Sponsor shall provide an advance payment of [****], [****] of the Allowable Costs hereunder, to University to cover the estimated costs for the first [****] of the Project.

C.

Upon receipt of each of University’s [****] Interim Technical Reports, and no later than [****] following the receipt of each such Interim Technical Report, Sponsor shall provide a payment of [****], each [****] of the Allowable Costs.

D.	Upon receipt of University’s Final Technical Report, and no later than [****] following the receipt of such Final Technical Report, Sponsor shall provide the final payment of [****].

E.	Sponsor’s checks shall be made payable to “The Regents of the University of California” and mailed to:

[****]

[****]

[****]

[****]

F.	Time is of the essence with respect to the schedule of payment provided in this article. Not meeting the above payment schedule shall be construed as material breach on the part of the Sponsor, enabling University to terminate the Agreement if such breach is not cured within [****] of notice thereof.

6.

Rights in Data. University shall have the right to copyright, publish and use, in whole or in part, any data and information developed in connection with performance of the Research by University under this Agreement (collectively, “Data”), subject to and in accordance with the terms that follow. A copy of any manuscript intended for publication by University shall be submitted to Sponsor not less than [****] prior to University’s release for publication, for the purpose of Sponsor’s review for patentable subject matter and for Sponsor’s Confidential Information. In the event Sponsor determines patentable subject matter is included in such proposed publication, Sponsor shall immediately notify University and publication or disclosure will be withheld (a) for a period not to exceed [****] to permit preparation and filing of appropriate patent application(s), or (b) until a patent application thereon has been prepared and filed, or (c) until University and Sponsor mutually agree in writing that no patent application(s) shall be prepared or filed, whichever of (a), (b) or (c) is earlier in time. In the event Sponsor determines within the [****] review period that University’s proposed publication includes Sponsor Confidential Information and notifies University of this, University agrees to delete such Confidential Information before release of the material intended for publication. Sponsor will be acknowledged in University’s publications unless Sponsor desires otherwise and so advises University in writing. Sponsor and University each agree not to use the name of the other Party or its employees in any advertisement, press release or publicity with reference to this Agreement or any product or service resulting from this Agreement, without prior written approval of the other Party, except that Sponsor may use the name of University and the Principal Investigator and other University employees directly supported by Project funds in a non-misleading and factual manner solely to state Sponsor’s funding of the Project.

7.

Confidentiality. During the course of this Agreement, Sponsor may provide University researchers certain proprietary or confidential information, data or material (collectively, “Confidential Information”). Confidential Information shall be clearly marked “CONFIDENTIAL INFORMATION” or with similar wording; provided, however, that the failure to identify any Confidential Information as confidential or proprietary shall not affect the nature of such Confidential Information if the confidential or proprietary nature of such Confidential Information is or should be reasonably apparent from the inherent nature, quality or characteristics of such Confidential Information. Notwithstanding the foregoing, in no event is information, data or material Confidential Information if it (a) was in University’s possession before receipt from Sponsor; (b) is or becomes a matter of public knowledge through no fault of University; (c) is received by University from a third party having the right to disclose the information without a duty of confidentiality to Sponsor; or (d) is independently developed by the University without the use of the Confidential Information. University will use the Confidential Information solely for the purposes of the Project and, during the Term and for a period of [****] thereafter, University agrees to use its reasonable efforts to prevent disclosure to third parties of such Confidential Information in the absence of any written consent by Sponsor of such disclosure. Upon expiration or early termination of this Agreement, University shall, at the sole discretion of Sponsor, destroy or otherwise dispose of the Sponsor’s Confidential Information and/or Materials (as defined below).

8.	Patent Rights.

A.

All rights to inventions or discoveries generated solely by (i) employees of University in the performance of the Research conducted under this Agreement, or (ii) non-university individuals, including but not limited to Sponsor employees, while using University facilities or resources in the performance of the Research conducted under this Agreement (“University Inventions”) shall belong to University and shall be disposed of in accordance with University policy. The Parties shall each own an undivided interest in the rights to inventions or discoveries generated jointly by employees of University and employees of Sponsor in the performance of the Research conducted under this Agreement, provided that such Sponsor employees have not used University facilities or resources to generate such inventions (“Joint Inventions”). University hereby grants Sponsor a first option to acquire a non-exclusive or exclusive (at Sponsor’s discretion), worldwide, transferable license, including the right to sublicense (through multiple tiers), to make, use, sell, offer for sale, import and otherwise exploit products embodying or produced through the use of any University Invention or Joint Invention.

B.

University shall promptly and confidentially (as set forth in the following sentence) disclose to Sponsor any inventions generated in the performance of this Agreement. Sponsor shall hold such disclosure of any University Invention on a confidential basis in accordance with Section 7, with the Parties reversed. Sponsor shall advise University in writing within [****] following University’s disclosure to Sponsor whether or not it wishes to secure a commercial license. Sponsor shall assume all costs associated with filing and maintaining patent protection for such invention(s) in those countries requested by Sponsor, whether or not Letters Patent issue. Sponsor and University shall negotiate in good faith for [****] from the date of election to mutually agree on a license agreement. Said license shall contain reasonable terms, shall require diligent performance by Sponsor for the timely commercial development and early marketing of such inventions, and shall include Sponsor’s continuing obligation to pay patent costs. If such agreement is not concluded in said period, University has no further obligations to Sponsor with respect to that particular invention. If Sponsor fails to elect to negotiate such license, right to the University Inventions disclosed hereunder shall be disposed of in accordance with University policies, with no further obligation to Sponsor.

C.

Notwithstanding anything to the contrary herein, University hereby grants Sponsor an irrevocable, royalty-free, nonexclusive, worldwide, nontransferable (except in connection with the assignment of this Agreement to an entity succeeding to all or substantially all of Sponsor’s assets and business to which this Agreement relates by merger or purchase), perpetual license to use all University Inventions for internal research purposes, and not for commercial purposes.

D.

Nothing contained in this Agreement shall be deemed to grant either directly or by implication, estoppel, or otherwise any rights under any patents, patent applications or other proprietary interests, whether dominant or subordinate, of any other invention, discovery or improvement of either party, other than the specific patent rights covering inventions arising under this Agreement.

E.

Notwithstanding any other provision of this Agreement, the right of publication on the part of University personnel shall not be affected by any license to any patentable or non-patentable inventions or discoveries.

9.

Materials. Sponsor may from time to time provide University with biological, chemical or physical materials for use in the Project (any such materials provided by Sponsor, the “Materials”). The Materials will be deemed to be Confidential Information of Sponsor for purposes of this Agreement. Accordingly, University will not (a) transfer or permit the transfer of the Materials to any third party or (b) modify or create derivatives or improvements or permit the modification of or creation of derivatives of, or improvements on, the Materials without Sponsor’s prior written consent, and will use the Materials solely for purposes of conducting the Project

10.	Supplies and Equipment. In the event that University purchases supplies or equipment hereunder, title to such supplies and equipment shall vest in University.

11.

Applicable Law. The validity and interpretation of this Agreement and legal relations of the parties to it shall be governed by the laws of the State of California, applicable to the agreements entered into, and to be fully performed in, the State of California, without regard to its conflicts of the laws provisions.

12.

Independent Contractor. Nothing in this Agreement shall be construed to create a relationship of an employer/employee between the parties hereto, and University and Principal Investigator shall be deemed to be at all times independent contractors.

13.

Excusable Delays. In the event of a delay caused by inclement weather, fire, flood, strike or other labor dispute, acts of God, acts of Governmental officials or agencies, or any other cause beyond the control of University, University shall be excused from performance hereunder for the period or periods of time attributable to such delay, which may extend beyond the time lost due to one or more of the causes mentioned above. In the event of any such delay, this Agreement may be revised by changing the maximum amount, performance period, and other provisions, as appropriate, by mutual agreement of the Parties, in accordance with Article 16 herein.

14.	Indemnification.

A.

University agrees to defend, indemnify and hold Sponsor, its officers, employees and agents harmless from and against any and all liability, loss, expense, attorneys’ fees, or claims for injury or damages brought by a third party (“Claims”) arising out of the performance of this Agreement but only in proportion to and to the extent such Claims are caused by or result from the negligent or intentional acts or omissions of University, its employees, officers or agents.

B.

Sponsor agrees to defend, indemnify and hold University, its officers, employees and agents harmless from and against any and all Claims arising out of the performance of this Agreement but only in proportion to and to the extent such Claims are caused by or result from the negligent or intentional acts or omissions of Sponsor, its employees, officers or agents.

C.

The Parties’ indemnification obligations set forth in this Section 14 are conditioned upon the Party claiming indemnification hereunder (the “Indemnified Party”) (a) promptly notifying the other Party (the “Indemnifying Party”) of a Claim (provided, however, that failure to provide such notice will relieve the Indemnifying Party from its liability or obligation hereunder only to the extent of any material prejudice as a direct result of such failure); (b) promptly giving the Indemnifying Party the right to control and direct the investigation, preparation, defense and settlement of such Claim with counsel of the Indemnifying Party’s own choosing; and (c) giving assistance and full cooperation for the defense of same. Without limiting the foregoing, the Indemnified Party will have the right to reasonably participate, at its own expense, in the defense or settlement of any Claim.

15.	Communications.

A.	All communications regarding the technical aspects of the research and programmatic aspects of this Agreement shall be between Sponsor’s Dr. Aimee Payne and University’s [****].

B.	Communications and correspondence regarding the fiscal and administrative aspects of this Agreement shall be between the Parties’ designated officials:

Sponsor:

[****]

[****]

[****]

[****]

[****]

University:

[****]

[****]

[****]

[****]

[****]

[****]

[****]

16.

Termination. This Agreement may be terminated by either Party at any time upon the giving of [****] prior written notice to the other Party. In addition, this Agreement may be terminated by either Party in the event that the other Party is in material breach of its obligations under this Agreement and fails to remedy such breach within [****] after receipt of written notice thereof. Upon the giving of notice of termination by either Party, University shall exert its reasonable efforts to limit or to terminate any outstanding financial commitments. Sponsor shall reimburse University for all allowable costs incurred by it for the research project, including without limitation all uncancellable obligations. University shall prepare, within [****] after the termination date, a report of all expenditures incurred and of all funds received hereunder and shall reimburse Sponsor for funds which may have been advanced in excess of total costs incurred. Termination of this Agreement will not affect the rights and obligations of the Parties that accrued prior to termination. The following Sections survive the termination and expiration of this Agreement: Sections 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17 and 18.

17.

Modifications and Amendments. No modification or amendment of this Agreement shall be valid unless made by an instrument in writing signed by University and Sponsor. No such modification or amendment shall be construed to alter or amend any other provision of this Agreement unless expressly so stated in such written instrument. No waiver of any provision of this Agreement and no consent to departure therefrom, by either Party, shall be effective unless in writing and signed by both Parties hereto.

18.	Entire Agreement. The terms and conditions contained herein and in the following attachment constitute the entire Agreement between Sponsor and The Regents of the University of California:

Exhibit A    As defined in Article 1, “Scope of Work / Budget”

This Agreement including the above listed attachments supersedes any and all proposals, prior or contemporaneous agreements oral or written, and other communications between the parties relating to the subject matter of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates noted below.

Cabaletta Bio, Inc.	The Regents of The University of California, Davis

By: /s/ Steven Nichtberger	By: /s/ Ahmad Hakim-Elahi

Name: Steven Nichtberger	Ahmad Hakim-Elahi, Ph.D., J.D.

Title: CEO	Executive Director, Research Administration

Date: 10/31/2018	Date: 10/31/2018

Exhibit A

Scope of work and budget